Fees Summary	Jun. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,486,473.90
Previously Paid Amount	0.00
Total Fee Amount	3,933.99
Total Offset Amount	0.00
Net Fee	$ 3,933.99